                       Securities and Exchange Commission
                             Washington, D.C. 20549



                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                         Date of Report: July 16, 1999

                 Date of Earliest Event Reported: July 11, 1999

                               DIGITAL RIVER, INC.
             (Exact name of Registrant as specified in its charter)



            DELAWARE                                           41-1901640
(State or other jurisdiction of                             (I.R.S. Employer
incorporation or organization)                             Identification No.)


                         9625 W. 76TH STREET, SUITE 150
                          EDEN PRAIRIE, MINNESOTA 55344
               (Address of principal executive offices) (Zip code)



                                (612) 253-1234
              (Registrant's telephone number, including area code)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Digital River, Inc. announced on July 11, 1999 that it has entered into a definitive agreement with Tech Squared Inc., a Minnesota corporation ("Tech Squared"), to acquire Tech Squared's assets (the "Acquisition"). In separate voting agreements, certain stockholders of Tech Squared have agreed with the Registrant to vote in favor of the Acquisition and to lock up certain shares of the Registrant received in connection with the Acquisition.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

a.       None

b.       None

c.       EXHIBITS.

EXHIBIT NO.           EXHIBIT
-----------           -------
   10.1               Acquisition Agreement between the Registrant and
                      Tech Squared, Inc. dated July 11, 1999.

   10.2               Voting Agreement between the Registrant and
                      Charles E. Reese Jr. dated July 11, 1999.

   10.3               Voting Agreement between the Registrant and
                      Joel A. Ronning dated July 11, 1999.

   99.1               Press Release of the Registrant dated July 11, 1999.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  DIGITAL RIVER, INC
                                  (Registrant)


Date: July 14, 1999               By: /s/ Robert E. Strawman
                                  --------------------------------------------
                                  Robert E. Strawman
                                  Chief Financial Officer
                                  (Principal Financial and Accounting Officer)